QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Medwave, Inc.
(Name of Registrant as Specified In Its Charter)
Medwave, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MEDWAVE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, APRIL 30, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Medwave,, Inc. (the "Company") will be held on Wednesday, April 30, 2003 at 10:00 a.m. at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 for the following purposes:

          1.    To elect one Class I director of the Company to serve until his successor is duly elected and qualified;

          2.    To approve a reorganization of the Company to change its state of incorporation from Minnesota to Delaware; and

          3.    To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

        Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

        The Board of Directors has fixed the close of business on March 28, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Stockholders of record of the Company's common stock, par value $0.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

        You are requested to complete and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. You may also vote by telephone. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy or voted by telephone.

By Order of the Board of Directors
TIMOTHY J. O'MALLEY Chief Executive Officer and President
Danvers, Massachusetts April 4, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED BY TELEPHONE.

MEDWAVE, INC.
435 Newbury Street, Suite 206
Danvers, Massachusetts 01923-1065

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 30, 2003

        April 4, 2003

General Information

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medwave, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 30, 2003 at 10:00 a.m., and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon (i) the election of one Class I director of the Company; (ii) a reorganization of the Company to change its state of incorporation from Minnesota to Delaware; and (iii) any other matters properly brought before the Annual Meeting.

Voting

        This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about April 7, 2003. The Board of Directors has fixed the close of business on March 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 8,650,916 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast FOR or WITHHELD FROM nominee. Votes cast FOR the nominee will count as "yes votes"; votes that are WITHHELD FROM the nominee will be excluded entirely from the vote and will have no effect. Approval of the proposed reorganization of the Company to change its state of incorporation from Minnesota to Delaware requires the approval by the affirmative vote of a majority of all shares of Common Stock entitled to vote on the Merger. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors, but will have the effect of a vote against the proposed reorganization.

        Stockholders of the Company are requested to complete, date, sign and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. You may also vote by telephone by calling the toll-free number listed on the enclosed proxy card or voting instructions forms to authorize a proxy how to vote your shares as set forth below. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted for the election of the nominee for Class I director of the Company named in this Proxy Statement and for the approval of the reincorporation to Delaware. It is not anticipated that any matter other than that set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Board of Directors unanimously recommends a vote FOR the nominees and FOR the proposed reorganization.

        A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; by telephone vote after the date of a proxy or telephone vote; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

Telephone Voting Procedures

        The telephone authorization procedure is designated to authenticate proxies by use of a personal identification number. The procedures allow registered stockholders to authorize a proxy to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. If you choose to authorize a proxy by telephone, you must do so prior to 11:00 a.m. Central Time on April 29, 2003. If you hold shares in a street name through a broker or bank, separate instructions for telephone proxy authorization may be provided on the voting instruction form provided by your broker or bank. Stockholders who return the proxy card are urged to specify their choices by marking the appropriate boxes on the card.

        The Company's Annual Report, including the Company's audited financial statements for the fiscal year ended April 30, 2002, is being mailed to stockholders concurrently with this Proxy Statement.

PROPOSAL 1
ELECTION OF A CLASS OF DIRECTORS

        The Board of Directors of the Company is currently comprised of five members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of stockholders.

        At the Annual Meeting, one Class I director will be elected to serve until the 2006 Annual Meeting and until his successor is duly elected and qualified. The Board of Directors has nominated Mr. Norman Dann for election as the Class I director (the "Nominee"). The Board of Directors anticipates that the Nominee will serve as a director if elected. However, if the Nominee is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Information Regarding the Nominee and Other Directors

        The following table sets forth certain information with respect to the Nominee for election as director at the Annual Meeting and those continuing directors of the Company whose terms expire at the annual meetings of stockholders in 2004 and 2005 based on information furnished to the Company by each director. The following information is as of April 4, 2003 unless otherwise specified.

Name	Age	Position
William D. Corneliuson (1) (2)	59	Director and Chairman
Norman Dann (1) (2)	75	Director
Timothy J. O'Malley	41	President, Chief Executive Officer and Director
Frank A. Katarow (2)	44	Director
John L. Miclot (1)	44	Director

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

        WILLIAM D. CORNELIUSON, has been a director of the Company since May 1999 and Chairman of the Board since February 2002. Mr. Corneliuson is President of B.C. Holdings, Inc., a private investment company. Mr. Corneliuson has been with B.C. Holdings, Inc. since 1993. From 1976 to 1993, Mr. Corneliuson was President, co-founder, and Vice Chairman of the Board of Strong/Corneliuson Capital Management, Inc. He was also co-founder of the Strong family of mutual funds.

        NORMAN DANN, a director of the Company since August 1995, has extensive experience in the medical device industry. Since 1992, Mr. Dann has been a business consultant concentrating in the areas of venture capital, strategic planning, marketing and product development. Mr. Dann also currently serves as a director of Medical CV Inc. and several private companies. From 1980 to 1992, Mr. Dann served as an executive officer of and consultant to Pathfinder Ventures, Inc., a venture capital firm ("Pathfinder"), and served as a general partner of three of Pathfinder's funds and partnerships. From 1971 to 1977, Mr. Dann served as Vice President of Sales and Marketing and Senior Vice President of Development with Medtronic, Inc., a leading manufacturer of cardiac pacemakers and other medical products. In 1960, Mr. Dann founded The Dann Company, an independent representative and service organization for medical products, which was acquired by Medtronic, Inc. in 1971. Mr. Dann holds a B.S. degree in industrial engineering from Pennsylvania State University.

        TIMOTHY J. O'MALLEY, is President and Chief Executive Officer and a director of the Company. He has served in these positions since October 1999. From 1984 until 1999, Mr. O'Malley was an employee of Siemens Medical Systems, Inc. Throughout his employment he served in a variety of technical, sales, marketing and general management roles. At the time of is departure from Siemens, Mr. O'Malley was Vice President/Division Manager of Siemens Medical Systems, Electrometrical Division of North America. Mr. O'Malley received his Associates of Applied Science degree in 1983 from Oakton College in Des Plaines, Illinois and attended DePaul University of Chicago from 1986 until 1991, with an emphasis in Business Management and Marketing.

        FRANK A. KATAROW, a director of the Company since 2002, has been President and Chief Operating Officer of BCI, Inc., a designer, manufacturer and distributor of patient monitoring equipment, since November 1993. Mr. Katarow has been employed by BCI since October 1980 serving in various capacities, including Executive Vice President from January 1993 to November 1993, Senior Vice President and General Manager from March 1992 to January 1993, and Vice President of Operations from June 1990 to March 1992. In addition, Mr. Katarow is the President of SurgiVet, Inc., the wholly-owned veterinary division of BCI, Inc. BCI, then a public company, was sold to Smiths Group, plc., a public company traded on the London exchange.

        JOHN L. MICLOT, a director of the Company since 2002, joined Respironics in 1998 as Group—Vice President Sleep Disorders. He was quickly promoted to Senior Vice President, Sales, Marketing and Manufacturing, and in 1999 was promoted to President, Homecare Division, prior to his most current position as Chief Strategic Officer. Miclot began his career at DeRoyal Industries, a medical device company based in Tennessee, as a Sales Territory Manager in Minnesota. In 1984 he joined the Edward's Critical Care Division of Baxter Healthcare as a Territory Manager in Minnesota. Miclot became a Product Manager in 1985 for Baxter's pulmonary artery catheter product line and moved to Southern California. He advanced to positions with increasing responsibility including Senior Product Manager, Electronics followed by Marketing Manager, Catheters before leaving the company in 1988 to join the Ohmeda Division of BOC Healthcare as Director of Marketing, Medical Device Division. In this position he directed research and development investments and developed annual operating plans and global strategic plans. Miclot was appointed Director of International Marketing and Service in 1992 and assumed the position of Vice President of International in 1993. He was responsible for supporting international sales for all divisions, the development of distribution channels, and establishing a global sales, marketing, and service network in all major international markets. In 1994 Miclot joined Medex Inc., a medical device company specializing in cardiovascular pressure monitoring, as Vice President of Marketing. He was responsible for leading the integration of two acquisitions, strategic planning and the reorganization of the sales and marketing structure. In 1995 Miclot took a position with Healthdyne, Inc. as Senior Vice President, Sales and Marketing. He directed the company's worldwide sales and marketing initiatives including strategic planning, sales management, operating plan implementation, and prioritization of product development activities. Miclot earned a bachelor of business administration degree in Marketing from the University of Iowa. He is currently a member of the Young Presidents Organization.

The Board of Directors and Its Committees

        The Board of Directors of the Company held 3 meetings during the fiscal year ended April 30, 2002. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of which he was a member which were held during the period he was a director or committee member.

        The Company has standing Audit and Compensation Committees. During the 2002 fiscal year, the members of the Audit Committee were Messrs. Corneliuson (as Chairman), Dann and Katarow. Each of the members of the Audit Committee is independent as defined in the National Association of Securities Dealer's listing standards. The Audit Committee reviews the results of the annual audit of the Company's accounts conducted by the Company's independent auditors and the recommendations of the auditors with respect to accounting systems and controls. The Audit Committee has a written charter adopted by the Board of Directors. During the fiscal year ended April 30, 2002, the Audit Committee held 1 meeting. The Audit Committee's report on the Company's audited financial statements for the fiscal year ended April 30, 2002 appears elsewhere in this Proxy Statement.

        The members of the Compensation Committee are Messrs. Corneliuson, Dann and Miclot (Chairman). The Compensation Committee reviews and approves the Company's executive compensation and benefit policies and administers the Company's Stock Option Plan. During the fiscal year ended April 30, 2002, the Compensation Committee held 1 meeting. The Compensation Committee's report on executive compensation appears elsewhere in this Proxy Statement.

        The Company does not yet have a nominating committee. The full Board of Directors serves as a nominating committee and has unanimously recommended the Nominee's nomination.

Director Compensation

        Directors are not currently paid fees for attending meetings. Under the Company's Stock Option Plan, each non-employee director receives an option to purchase 30,000 shares of Common Stock upon his or her initial election to the Board. Each such option is for a term of ten years and vests over a four-year period. In addition, after three years of service, each non-employee director annually receives a ten-year non-qualified option to purchase 10,000 shares, which vests on the first anniversary of the date of grant if the director is still serving as a director. Pursuant to the Stock Option Plan, as amended and restated, directors are also eligible for discretionary option grants.

Executive Compensation

        Summary Compensation Table.    The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended April 30, 2002 to the Company's Chief Executive Officer, the only executive officer whose aggregate salary and bonus exceeded $100,000.

						Long-Term Compensation Awards
		Annual Compensation
						Shares Underlying Options Granted(#)
Name and Principal Position	Year	Salary($)		Bonus($)	Other Annual Compensation($)		All Other Compensation($)
Timothy J. O'Malley Chief Executive Officer and President	2002 2001 2000	219,375 180,000 96,808	(1)			185,000 225,000

(1)
Mr. O'Malley became an executive officer during fiscal 2000.

        Option Grants in Last Fiscal Year.    The following table sets forth certain information regarding options granted during the fiscal year ended April 30, 2002 by the Company to the Named Executive Officer.

		Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
		% of Total Options Granted to Employees in 2002
	Number of Securities Underlying Options Granted
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5%($)	10%($)
Timothy J. O'Malley	90,000	27.7%	$4.20	7/26/11	0	0
	95,000	29.2%	$1.47	4/25/12	84,550	217,550

(1)
Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.

        Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.    The following table sets forth certain information regarding stock options exercised during the fiscal year ended April 30, 2002 and stock options held by the Named Executive Officer.

			Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(2)
Name	Shares Acquired on Exercise(#)	Value Realized($)(1)
			Exercisable(#)(3)	Unexercisable(#)	Exercisable($)	Unexercisable($)
Timothy J. O'Malley	0	0	112,500	297,500	—	—

(1)
Value realized equals the aggregate market value of the shares acquired on the exercise date(s), less the applicable aggregate option exercise price(s).

(2)
Year-end value is based on the closing market price per share on April 30, 2002 ($1.45), less the applicable aggregate option exercise price(s) of in-the-money options multiplied by the number of unexercised in-the-money options which are exercisable and unexercisable, respectively. No options granted to the Named Executive Officer were in the money at fiscal year end.

(3)
Includes options which became exercisable within 60 days after April 30, 2002.

STOCK PERFORMANCE GRAPH

        In accordance with the rules of the Securities and Exchange Commission, the following performance graph compares the performance of the Company's Common Stock on the Nasdaq Small Cap Market to an index for the Nasdaq Stock Market (U.S. Companies) prepared by Media General Financial Services and to Nasdaq stocks for companies with an SIC code of 3840-3849, which is for Surgical, Medical, and Dental Instruments and Supplies. The graph compares the cumulative total stockholder return as of the end of each of the Company's last five fiscal years on $100 invested on April 30, 1997, and assumes reinvestment of all dividends.

Compare 5-Year Cumulative Total Return
Among Medwave, Inc.,
Nasdaq Market Index and Slc Code Indices

ASSUMES $100 INVESTED ON APR. 30, 1997
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING APR. 30, 2002

Report of the Compensation Committee

        Objective of the Company's Compensation Program.    The Company's executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company through its development stage and begin effectively marketing the Company's products for blood pressure monitoring. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

        Like many other public companies, the Company uses a three-pronged approach to its compensation for each executive for the following twelve months. First, the executive's base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months' performance. Finally, the Company utilizes stock options granted under its Stock Option Plan as a long-term incentive for the executive officers as well as for other employees of the Company. The Company believes that stock options are important in aligning management and stockholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period.

        Compensation Committee Procedures.    The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, which is currently composed of three non-employee directors. The Compensation Committee meets periodically and may consult by telephone at other times. The determinations of the Compensation Committee relating to the compensation of the Company's executive officers and the granting of options are then approved or ratified by all of the non-employee directors.

        Factors Considered in Setting Compensation of the Chief Executive Officer and President.    Mr. O'Malley has served as President of the Company since October, 1999. Mr. O'Malley currently receives a base salary of $225,000 per year. The Compensation Committee considers the Company's financial performance, as measured by its gross revenues, to be a significant determinant in Mr. O'Malley's overall compensation package. In making its determinations, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Committee believes can only be properly assessed over the long term, such as further development of the Company's products and building and managing an effective sales force to market these products.

        Compensation Decisions for Chief Executive Officer.    Each year the Compensation Committee reviews the performance of the Company's Chief Executive Officer. The Committee concluded that Mr. O'Malley achieved significant success in meeting several key strategic goals and was instrumental in positioning the Company for improved financial performance in fiscal 2002. Given the Company's position as a development stage company, the Compensation Committee did not award any bonuses for the fiscal year ended April 30, 2002, but instead issued stock options to purchase 95,000 shares vesting in 4 equal annual increments beginning on April 25, 2002. and an option to purchase 90,000 shares vesting in 4 equal annual increments beginning on July 26, 2002.

Submitted by the Compensation Committee for fiscal 2002
John Miclot, Chairman

Compensation Committee Interlocks and Insider Participation

        The members of the Company's Compensation Committee for the fiscal year ended April 30, 2002 were Messrs. Corneliuson, Dann and Miclot (Chairman). None of these members has been an officer or employee of the Company.

Report of the Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards NO. 61, as modified and supplemented; and

  (3)
  reviewed the written disclosures and the letter from the independent auditors required by the Independent Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2002, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee for fiscal 2002
William Corneliuson, Chairman

Independent Auditors

        The accounting firm of Ernst & Young LLP has served as the Company's independent auditors since 1991. A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

        Audit Fees.    During fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for the audit of the Company's annual financial statements, review of the Company's quarterly financial statements and consent issued in connection with registration statement totaled $43,716.00.

        Financial Information Systems Design and Implementation Fees.    Ernst & Young did not bill the Company for any professional services rendered to the Company during fiscal 2002 in connection with the design and implementation of financial information systems, the operation of information systems or the management of local area networks.

        The Audit Committee has considered whether the provisions of services by Ernst & Young is compatible with maintaining Ernst & Young's independence.

Employment Arrangements

        The Company has non-compete and confidentiality agreements with its employees. The Company does not have an employment agreement with Mr. O'Malley. The Company also does not have an employment agreement with, or key man life insurance on, any other individual.

Certain Relationships and Related Party Transactions

        None.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended April 30, 2002, each director, executive officer and 10% stockholder of the Company's securities made timely filings of all reports required by Section 16 of the Exchange Act.

PROPOSAL 2
REINCORPORATION BY MERGER FROM MINNESOTA TO DELAWARE

        The Board of Directors has unanimously approved and recommended for shareholder approval a proposal to reincorporate the Company in Delaware. The reincorporation would be effected by merging the Company (the "Merger") into Medwave, Inc., a Delaware corporation which is a newly created and wholly owned subsidiary of the Company ("Medwave Delaware"). The Board of Directors has unanimously approved and recommends the Merger for shareholder approval, pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement"), which is attached to this proxy statement as Appendix A. If approved by the shareholders, the Merger will allow the Company to change its state of incorporation from Minnesota to Delaware (the "Reincorporation") and, accordingly, take advantage of certain provisions of the corporate laws of Delaware. The effects of the Merger are described briefly in the paragraphs below and are more fully summarized under the caption "Summary Effects of the Merger."

General Effects and Purposes of the Merger

        Medwave Delaware, which was incorporated in April 2003 for the sole purpose of effecting the Merger, has not engaged in any business to date and has no assets. The Merger will not result in any change to the business, management, assets or liabilities of the Company. However, by operation of law, the Company's business, management, assets and liabilities will be transferred to Medwave Delaware. The Company has already changed its principal executive offices from Arden Hills, Minnesota to Danvers, Massachusetts. The reorganization will not result in any further change of the Company's principal executive offices. If the Merger is consummated, by operation of law, the Company will cease to exist and the shareholders of the Company who do not exercise their dissenters' rights will become the shareholders of Medwave Delaware. In management's judgment, no activities contemplated by the Company at present will be either favorably or unfavorably affected in any material respect by adoption of the Merger proposal.

        Nonetheless, the corporation law of Delaware and the corporation law of Minnesota differ in several significant respects, including differences pertaining to the rights of shareholders. Some of these differences are summarized below under the caption, "Summary Effects of the Merger." Upon shareholder approval of the Merger and upon approval of appropriate articles or certificates of merger by the Secretaries of State of the States of Minnesota and Delaware, the Company will be merged with and into Medwave Delaware pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General

Corporation Law and the Certificate of Incorporation and Bylaws set forth in Appendices B and C, respectively. The Company anticipates that the Merger will become effective as soon as practicable following shareholder approval. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of the Company before the effective date of the Merger as specified in the Merger Agreement (the "Effective Time") either before or after shareholder approval. In addition, the Merger Agreement may be amended before the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors, violate applicable law or have a material adverse effect on the rights of the shareholders.

        The Company's Board of Directors believes belief that the Reincorporation will provide flexibility for both the management and business of the Company. For many years Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to satisfy changing business needs. As a result, many major corporations initially have chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's significance as the state of incorporation for many major corporations, the Delaware judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Delaware's corporation laws. Consequently, Delaware corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to the Company's legal affairs. In contrast, the Minnesota Business Corporation Act ("MBCA"), to which the Company is presently subject, has not been the subject of a significant number of judicial decisions interpreting its provisions. Moreover, many investors are more comfortable investing in Delaware corporations since they already are familiar with Delaware corporate law and know that it will not create any unexpected obstacles or problems. For the foregoing reasons, the Board of Directors believes the interests of the Company's shareholders are better served by reincorporating in Delaware.

Conversion of Shares and Exchange of Certificates

        At the Effective Time, each outstanding share of the Common Stock of the Company, $0.01 par value, will be automatically converted into one share of common stock, $0.01 par value, of Medwave Delaware (other than shares as to which the holder thereof has properly exercised dissenters' rights under Minnesota law). From and after the Effective Time, certificates representing shares of capital stock of Medwave Delaware will be deemed to have been issued without regard to the date or dates on which certificates representing shares of capital stock are physically surrendered for exchange or certificates representing shares of capital stock of Medwave Delaware are actually issued. Each certificate representing shares of capital stock outstanding immediately before the Effective Time will, from and after the Effective Time, be deemed for all corporate purposes (except as hereinafter described) to represent the same number of shares of capital stock of Medwave Delaware. Each option to purchase shares of the Company's Common Stock granted by the Company under any warrant, stock option plan or similar plan of the Company outstanding immediately before the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the same number of shares of Medwave Delaware common stock. The exercise price per share under each of such options shall be equal to the exercise price per share thereunder immediately before the Effective Time. Under the terms of the Merger Agreement, any warrant, option or stock option plan of the Company will be assumed by and continue to be a warrant, option or plan of Medwave Delaware. All stock options granted thereunder, outstanding immediately before the Effective Time, shall be deemed to provide for the purchase of Medwave Delaware's capital stock. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of Medwave Delaware;

outstanding certificates of the Company should not be destroyed or sent to the Company. Following the Merger, delivery of previously outstanding stock certificates of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Medwave Delaware. Accordingly, as a result of the Merger, the shareholders of the Company will become shareholders of Medwave Delaware, and the Company will cease to exist.

Dissenters' Rights

        Section 302A.471 of the Minnesota Business Corporation Act grants any shareholder of the Company of record on March 28, 2003 who objects to the Merger the right to have the Company purchase the shares owed by the dissenting shareholder at their fair value at the Effective Time of the Merger. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the discussion of dissenting shareholder rights under the caption "Dissenters' Rights" and the provisions of Section 302A.471 and 203A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to said dissenting shareholders.

SUMMARY EFFECTS OF THE MERGER

        The following summary of the Merger does not purport to be a complete description of the Merger and is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Medwave Delaware, the Bylaws of Medwave Delaware, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively, and reference to the applicable corporate laws of Minnesota and Delaware.

Change in the Company's State of Incorporation

        After the Effective Time, the Company's state of incorporation will change from Minnesota to Delaware. The rights and preferences of the holders of the Company's capital stock are governed by the MBCA. Upon the Reincorporation, these rights and preferences will be governed by the Delaware General Corporation Law. Although Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of Medwave Delaware's stockholders if the Merger is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the MBCA and Delaware General Corporation Law.

Shareholders' Action Without a Meeting

        Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a corporation's articles of incorporation. In contrast, Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company's outstanding shares may take action by written consent in lieu of a shareholder meeting. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. Medwave Delaware's Certificate does not contain any such restriction, so actions may be adopted by a written consent signed by the holders of shares that would have been required to vote in favor of the proposed action at a meeting of stockholders.

Treasury Shares

        The MBCA does not allow treasury shares. Under the Delaware General Corporation Law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

Anti-Takeover Legislation

        Both the MBCA and the Delaware General Corporation Law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the Delaware General Corporation Law differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

        The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies attempting a takeover. Delaware has no comparable provision. The Minnesota statute applies to an "issuing public corporation." An "issuing public corporation" is a publicly-held corporation which is incorporated under or governed by the MBCA and has at least fifty shareholders. The Company is subject to the statute; Medwave Delaware, because it is a Delaware corporation, will not be subject to the statute. The Minnesota statute requires disinterested shareholder approval for acquisitions of shares of an "issuing public corporation" which result in the "acquiring person" owning more than a designated percentage of the outstanding shares of such corporation. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. The Minnesota control share acquisition statute applies unless the "issuing public corporation" opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

        While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statute argue that such takeovers have a number of abusive effects when the target is broken up, such as adverse effects on the community and employees. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered was not fair in relation to the value of the company, regardless of the current market price.

        The Minnesota business combination statute provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of 10% or more of the voting stock of that corporation (i.e., an interested shareholder) for a period of four years following the date on which the person became a 10% shareholder (the share acquisition date) unless, before that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares. Only specifically defined types of "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers, or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of 5% or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder; and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges, or other financial assistance or tax advances or credits from the corporation. For purposes of selecting a disinterested committee, a director or person is "disinterested" if the director or person is neither an officer nor an employee of the issuing public corporation or a related corporation, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation or a related corporation. The disinterested committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The disinterested committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

        In contrast to the Minnesota statute, the Delaware statute provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is satisfied. First, if before the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15% stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85% of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers and those shares owned by certain employee stock ownership plans). Finally, the business combination is permissible if approved by the board of directors and authorized at an annual or special meeting of stockholders (action by written consent is not permitted) by the affirmative vote of at least two-thirds of the outstanding voting shares held by disinterested stockholders. As in Minnesota, only certain Delaware corporations are subject to the business combination provisions of Delaware corporation law. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 shareholders. Because Medwave Delaware will have a class of voting stock quoted on an inter-dealer quotation system if the Merger is consummated, it will be subject to these provisions.

        The "business combinations" prohibited under Delaware law include any of the following: any merger or consolidation with the interested stockholder; any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10% of the aggregate market value of all of the corporation's assets; any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; and any receipt by the interested stockholder of any loans, advances, guarantees, pledges, and other financial benefits, except in connection with a pro rata transfer. The Delaware statute does not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50% of its assets, or supports (or does not oppose) a tender offer for at least 50% of its voting stock. In such a case, all interested stockholders are not required to comply with the three year prohibition and may compete with the corporation-sponsored transaction.

        Minnesota law is somewhat more restrictive than Delaware law with respect to a prospective takeover attempt. In Minnesota, an interested shareholder is one who owns 10% of the outstanding shares while in Delaware 15% is the share ownership threshold. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, compared to a three-year waiting period in Delaware. Minnesota also has a potentially broader definition of a business combination which arguably encompasses a larger variety of transactions. Another difference between the two business combination statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85% of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is permitted only by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are not required to comply the three year prohibition and in certain circumstances may compete with such proposed transaction. The Minnesota statute does not have a comparable provision. Both the Minnesota and Delaware provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles or certificate of incorporation within a specified time period. Neither the Bylaws nor the Articles of Incorporation of the Company contain such an "opt out" provision. Similarly, neither the Certificate nor the Bylaws of Medwave Delaware contain such an "opt out" provision.

        The MBCA includes other provisions relating to takeovers that are not included in the Delaware General Corporation Law. Some of these provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, the MBCA authorizes the board of directors to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Directors' Standard of Care and Personal Liability

        Minnesota law provides that a director must discharge the director's duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation. Delaware law provides that the business and affairs of a Delaware corporation are to be managed by or under the direction of its board of directors. The directors of a company owe fiduciary duties to the company and its stockholders. These fiduciary duties require directors in making a business decision to act on an informed basis, in good faith, and in the honest belief that the action to be taken is in the best interests of the company and its stockholders. In general, directors owe two distinct fiduciary duties: the duty of care and the duty of loyalty.

Limitation or Elimination of Director's Personal Liability

        Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company's Articles of Incorporation provide that, to the fullest extent permitted by the MBCA, a director that shall not be personally liable to the Company or its shareholders for monetary damages for breach of a directors' fiduciary duty. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. Medwave Delaware's Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations. The Company is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.

Indemnification

        Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, did not receive any improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Delaware law permits a corporation to indemnify its officers, directors, employees and agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. In Delaware indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The Certificate of Medwave Delaware provides for indemnification to the fullest extent permitted by Delaware law.

Stockholder Voting

        Under both Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company's Articles nor Medwave Delaware's Certificate contain such a provision.

Action by Directors Without a Meeting

        Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting. Minnesota law provides that a corporation's articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company's Articles of Incorporation contain such a provision allowing an action to be taken by written consent of less than all of the directors. Delaware law contains no such provision and, thus, written actions by the directors of Medwave Delaware must be unanimous. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company's Articles contain such a provision. Delaware law does not contain any advance written consent or opposition provision.

Conflicts of Interest

        Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation's disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.

Number of Directors

        Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. The Company's Bylaws provide that the Board of Directors shall consist of a minimum of three directors. Currently, the Company has five directors. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under the Bylaws and the Certificate of Incorporation of Medwave Delaware, the number of directors may be fixed by resolution of the Board of Directors.

Classified Board of Directors

        Both Minnesota and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. The Company currently has a classified board of directors and the Certificate of Incorporation and the Bylaws of Medwave Delaware provide for a classified board of directors.

Removal of Director

        Under Minnesota law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if the director was named by the board to fill a vacancy, by the affirmative vote of a majority of the other directors. Under Delaware law a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board may be removed but only for cause, unless the certificate of incorporation provides otherwise. The Bylaws of Medwave Delaware provide that a director may be removed at any time but only for cause by the stockholders.

Vacancies on Board of Directors

        Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company's bylaws follow these provisions. Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Certificate of Incorporation of Medwave Delaware provides that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors, and not by the stockholders.

Annual Meetings of Stockholders

        Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Delaware law provides that if no date has been set for an Annual Meeting of stockholders for a period of 13 months after the last Annual Meeting, any stockholder or director may request the Delaware court to order a meeting to be held.

Special Meetings of Stockholders

        Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or Bylaws to call a special meeting, or a shareholder holding 10% or more of the voting power of all shares entitled to vote, may call a special meeting of the shareholders, except that a special meeting concerning a business combination must be called by 25% of the voting power. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or Bylaws may call a special meeting of the corporation's stockholders. The Bylaws of Medwave Delaware provide that special meetings of shareholders may be called by the corporation's President, Board of Directors, Chairman of the Board, Chief Executive Officer or at the request of stockholders owning a majority of the voting power of the outstanding shares entitled to vote.

Voluntary Dissolution

        Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution consent in writing to such dissolution.

Involuntary Dissolution

        Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. Delaware law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuse of its corporate powers, privileges or franchises.

Inspection of Shareholder Lists

        Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

Amendment of the Charter

        Under Minnesota law, before shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding 3% or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. The Company's Articles of Incorporation provide that the affirmative vote of the holders of at least 75% of the shares entitled to vote shall be required to amend certain provisions of the Articles. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series. Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

Amendment of the Bylaws

        Minnesota law provides that unless the articles of incorporation reserve the power to the shareholders, the power to adopt, amend, or repeal a corporation's bylaws is vested in the board of directors, subject to the power of the shareholders to adopt, repeal, or amend the bylaws. After adoption of initial bylaws, the board of directors of a Minnesota corporation cannot adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies on the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors. Delaware law provides that the power to adopt, amend, or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend, or repeal bylaws.

Proxies

        Both Minnesota and Delaware law permit proxies of definite duration. If the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, the proxy is valid for three years.

Preemptive Rights

        Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation offers them to other persons, unless the corporation's articles of incorporation otherwise provide. The Company's Articles provide that the Company's shareholders do not have preemptive rights. Under Delaware law, preemptive rights do not exist unless the corporation's certificate of incorporation specifies otherwise. Medwave Delaware's Certificate does not provide for any such preemptive rights.

Dividends

        Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Stock Repurchases

        A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be reduced by such retirement of shares.

Dissenting Shareholder Rights in Connection with Corporate Reorganizations and Other Actions

        In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held. Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the Medwave Delaware Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

Dissenters' Rights

        Section 302A.471 of the MBCA grants any shareholder of the Company of record on March 28, 2003 who objects to the Reincorporation the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time. The Company likely would abandon the Merger in the event shareholders beneficially owning two percent (2%) or more of the outstanding common stock of the Company exercise dissenter's rights and the Company becomes obligated to make a substantial payment to dissenting shareholders.

  Requirements for Exercising Dissenters' Rights

        TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED. The notice must be submitted to the Company at 435 Newbury Street, Suite 206, Danvers, Massachusetts 01923, Attention: Timothy J. O'Malley, Chief Executive Officer, and must be received before the vote for the proposed Merger. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of dissenter's rights. A vote against the Merger is not necessary for the shareholder to exercise dissenters' rights and require the Company to purchase their shares. A vote against the Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of Medwave Delaware when and if the Merger is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.

  Notice of Procedure

        If and when the proposed Reincorporation is approved by shareholders of the Company and the Reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have duly dissented to the Reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

  Submission of Share Certificates

        To receive the fair value of his or her shares, a dissenting shareholder must demand payment and deposit his or her share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder's notice of intent to demand payment.

  Purchase of Dissenting Shares

        After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA.

  Acceptance or Settlement of Demand

        If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

  Court Determination

        All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company's shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

Abandonment of Merger

        Notwithstanding shareholder approval, the Board of Directors of the Company may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger if: (i) shareholders holding more than two percent (2%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company's shareholders fail to approve the Merger, the Company would remain a Minnesota corporation.

Certain Federal Income Tax Consequences of the Merger

        The Merger provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code. Accordingly, the Company believes that no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the consummation of the Merger. Each shareholder will have a tax basis in the shares of capital stock of Medwave Delaware deemed received upon the Effective Time equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder's holding period for the shares of capital stock of Medwave Delaware deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by the Company or Medwave Delaware and Medwave Delaware will succeed, without adjustment, to the tax attributes of the Company.

        NOTWITHSTANDING THE FOREGOING, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE MERGER UNDER APPLICABLE STATE, LOCAL OR FOREIGN TAX LAWS.

Required Vote for the Merger

        The MBCA requires an affirmative vote of a majority of all shares of Common Stock entitled to vote at the Meeting, to authorize the Merger and its resulting effects. The enclosed form of Proxy provides a means for shareholders (i) to vote for the Reincorporation and its resulting effects, (ii) to vote against the Merger and its resulting effects, or (iii) to abstain from voting with respect to the Reincorporation and its resulting effects. Each properly executed proxy received in time for the Meeting will be voted at such meeting as specified therein. IF A SHAREHOLDER EXECUTES AND RETURNS A PROXY BUT DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY SUCH SHAREHOLDER'S PROXY WILL BE VOTED FOR THE REINCORPORATION AND ALL ITS RESULTING EFFECTS. A vote for the proposal will constitute specific approval of the Reincorporation and its resulting effects, Medwave Delaware's Certificate and Bylaws, and all transactions and proceedings related to the Reincorporation described in this Proxy Statement.

OTHER MATTERS

Principal and Management Stockholders

        The following table presents information regarding beneficial ownership of the Company's Common Stock as of March 28, 2003, by (i) the Named Executive Officers; (ii) each director of the Company; (iii) the persons or entities believed by the Company to be beneficial owners of more than 5% of the Company's Common Stock based on certain filings made under Section 13 of the Exchange Act; and (iv) all of the Company's directors and executive officers as a group. All such information was provided by the stockholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table.

Name and Address of Beneficial Owner	No. of Shares Beneficially Owned		Percent of Class
Deephaven Private Placement c/o Jim Korn 130 Cheshire Lane Suite 102 Minnetonka, MN 55305	529,776		6.1%
Heartland Value Fund C/o Heartland Adviosrs 789 North Water Street Milwaukee, WI 53202	800,000		9.2%
William D. Corneliuson 777 East Wisconsin Avenue Suite 3020 Milwaukee, WI 53202	743,400	(2)	8.6%
Norman Dann	80,000	(3)	*
Frank A. Katarow	7,500	(4)	*
John L. Miclot	7,500	(5)	*
Timothy J. O'Malley	224,450	(6)	2.6%
All Current Executive Officers and Directors as a Group (5 persons)	1,062,850	(7)	12.3%

(1)
Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 28, 2003, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)
Includes an option to purchase 32,500 shares of Common Stock which is exercisable as of March 28, 2003, or will become exercisable within 60 days of such date. Also includes 225,100 shares held by Duchess Limited Partnership, an entity in which Mr. Corneliuson holds a pecuniary interest.

(3)
Includes options and warrants to purchase 70,000 shares of Common Stock which are exercisable as of March 28, 2003, or will become exercisable within 60 days of such date.

(4)
Includes an option to purchase 7,500 shares of common stock which is currently exercisable as of March 28, 2003, or will become exercisable within 60 days of such date.

(5)
Includes an option to purchase 7,500 shares of common stock which is currently exercisable as of March 28, 2003, or will become exercisable within 60 days of such date.

(6)
Includes 600 shares held by Mr. O'Malley's minor children and 215,000 shares which are not outstanding but may be purchased upon exercise of options which are exercisable as of March 28, 2003, or will become exercisable within 60 days of such date.

(7)
Includes 332,500 shares, which may be purchased upon exercise of options and warrants which are exercisable as of March 28, 2003, or will become exercisable within 60 days of such date.

Solicitation of Proxies

        The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Stockholder Proposals

        For a proposal of a stockholder to be included in the Company's proxy statement for its next Annual Meeting of Stockholders, it must be received at the principal executive offices of the Company on or before December 8, 2003. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

        In addition, the Company's By-laws provide that any stockholder wishing to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive offices (a) not less than 75 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders or special meeting in lieu thereof (the "Anniversary Date") or (b) in the case of a special meeting of stockholders in lieu of the annual meeting or in the event that the annual meeting of stockholders is called for a date more than 30 calendar days prior to the Anniversary Date, not later than the close of business on (i) the 10th calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to stockholders, or (2) the date on which the date of such meeting was publicly disclosed, or (ii) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day). Any such proposal should be mailed to: Medwave, Inc., 435 Newbury Street, Suite 206, Danvers, Massachusetts 01923.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, OR VOTE BY TELEPHONE, TODAY.

EXHIBIT A
MERGER AGREEMENT
AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger (the "Merger Agreement") is entered into as of April 30, 2003, by and between Medwave, Inc., a Minnesota corporation ("Old Medwave") and Medwave, Inc., a Delaware corporation ("New Medwave").

RECITALS

        WHEREAS, Old Medwave and New Medwave desire to enter into this Merger Agreement for the purpose of effecting a reorganization of Old Medwave from Minnesota to Delaware;

        WHEREAS, New Medwave is a newly formed corporation which has one share outstanding which is owned by Old Medwave and has been formed for the purpose of effecting this reincorporation;

        WHEREAS, the Delaware General Corporation Law (the "DGCL") permits the merger of a Delaware corporation with a corporation organized under the laws of another jurisdiction;

        WHEREAS, the Minnesota Business Corporation Act (the "MBCA") permits the merger of a Minnesota corporation with a corporation organized under the laws of another jurisdiction; and

        WHEREAS, the respective Boards of Directors of Old Medwave and New Medwave have adopted resolutions approving this Merger Agreement and declaring its advisability, and the respective stockholders of Old Medwave and New Medwave, to the extent required, have adopted and approved this Merger Agreement in accordance with the applicable provisions of the DGCL and the MBCA.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Merger Agreement, Old Medwave and New Medwave agree to merge on the terms and conditions as follows:

ARTICLE 1
The Merger

        1.1.  The Merger. In accordance with the provisions of this Merger Agreement, the DGCL and the MBCA, Old Medwave will be merged with and into New Medwave (the "Merger") as of the Effective Time (as hereinafter defined in Section 1.2). Following the Effective Time, New Medwave shall continue its existence as the "Surviving Corporation," and the identity, rights, titles, privileges, powers, franchises, properties and assets of New Medwave shall continue unaffected and unimpaired by the Merger. Following the Effective Time, the identity and separate existence of Old Medwave shall cease, and all of the rights, titles, privileges, powers, franchises, properties and assets of Old Medwave shall be vested in New Medwave and all debts, liabilities or duties of Old Medwave shall attach to the Surviving Corporation.

        1.2  Effective Time. The Merger shall be effected by the filing of a Certificate of Merger (the "Certificate of Merger"), together with any other documents required to be filed to consummate the Merger, with the Secretary of State of the State of Delaware and the Secretary of State of the State of Minnesota. The term "Effective Time" shall mean the date and time of the filing of the Certificate of Merger in Minnesota.

ARTICLE 2
Charter; Bylaws

        2.1  Charter. The Certificate of Incorporation (the "Charter") of New Medwave, as in effect immediately prior to the Effective Time, shall be the Charter of the Surviving Corporation from and after the Effective Time, except as the Charter may thereafter be altered, amended or repealed.

        2.2.  By-laws. The By-laws of New Medwave, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation from and after the Effective Time, except as the By-laws may thereafter be altered, amended or repealed.

ARTICLE 3
Board of Directors and Officers

        3.1.  Directors. From and after the Effective Time of the Merger, the directors of the Surviving Corporation, who shall hold office until their successors are elected and qualified according to the By-laws of the Surviving Corporation, shall be the same as the directors of Old Medwave immediately prior to the Effective Time of the Merger.

        3.2.  Officers. From and after the Effective Time of the Merger, the officers of the Surviving Corporation, who shall hold office until their successors are elected and qualified according to the By-laws of the Surviving Corporation, shall be the same as the officers of Old Medwave immediately prior to the Effective Time of the Merger.

ARTICLE 4
Conversion and Exchange of Shares

        4.1.  Conversion of Shares. At the Effective Time, and without any action on the part of Old Medwave or New Medwave, or any other holders of any of the capital stock of any of those corporations:

          (a)  each share of the Common Stock, par value $0.01 per share, of Old Medwave (the "Old Medwave Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one share of the common stock, par value $0.01 per share, of New Medwave ("New Medwave Common Stock");

          (b)  each share of New Medwave Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, be cancelled and shall cease to exist; and

          (c)  at the Effective Time, the stock transfer books of Old Medwave shall be closed, and there shall be no further registration of transfers of shares of capital stock thereafter on the records of Old Medwave.

        4.2    Exchange of Shares.

          (a)  All of the shares of Old Medwave capital stock converted into New Medwave capital stock as provided in this Article 4 shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate (each a "Certificate") previously representing any such shares of Old Medwave capital stock, as the case may be, shall thereafter represent the right to receive the number of whole shares of New Medwave capital stock into which such shares of Old Medwave capital stock represented by such Certificate have been converted pursuant to Section 4.1. Certificates previously representing shares of Old Medwave capital stock may be exchanged for certificates representing shares of New Medwave capital stock upon the surrender of such Certificates in accordance with Section 4.1 hereof, without any interest thereon.

          (b)  In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by New Medwave, the posting by such person of a bond in such amount as New Medwave may direct as indemnity against any claim that may be made against it with respect to such Certificate, New Medwave will issue in exchange for such lost, stolen or destroyed Certificate, certificates representing shares of New Medwave capital stock pursuant to this Merger Agreement.

        4.3    Options.

          (a)  As of the Effective Time, all options to purchase shares of Old Medwave capital stock issued by Old Medwave, whether vested or unvested, which are outstanding and not exercised immediately prior to the Effective Time, shall be automatically, without any action by any third party, amended to provide for the substitution of shares of New Medwave Common Stock to be issued by New Medwave upon the proper exercise of the Options. Immediately after the Effective Time, each Option outstanding immediately prior to the Effective Time shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Option immediately prior to the Effective Time, such number of shares of New Medwave Common Stock as is equal to the number of shares of Old Medwave Common Stock subject to the unexercised portion of such Option; provided, however, that no such amendment or substitution shall be made in the case of an incentive stock option, without the consent of the holder of such Option, if it would constitute a "modification", "extension" or "renewal" of such Option, within the meaning of Section 424(h) of the Internal Revenue Code of 1986 (as amended, the "Code"). The exercise price per share of each such exchanged Option shall be equal to the exercise price of such Option immediately prior to the Effective Time. The term, exercisability, vesting schedule, repurchase provisions, status as an "incentive stock option" under Section 422 of the Code, if applicable, and all of the other terms of the Options in effect immediately prior to the Effective Time shall otherwise remain unchanged.

          (b)  As soon as practicable after the Effective Time, the Surviving Corporation shall deliver to the holders of Options appropriate notices setting forth such holders' rights pursuant to such Options, as amended by this Section 4.3 and the agreements evidencing such Options shall continue in effect on the same terms and conditions (subject to the amendments provided for in this Section 4.3 and such notice).

        4.4  Warrants. As of the Effective Time, each outstanding warrant issued by Old Medwave shall be converted into a warrant to purchase shares of New Medwave on the same terms and conditions.

ARTICLE 5
Further Assurances

        If, at any time on and after the Effective Time, the Surviving Corporation or its successors and assigns shall consider or be advised that any further assignments or assurances in law or any organizational or other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation title to and possession of any property or right of Old Medwave acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of the Merger Agreement, Old Medwave and its directors, officers and stockholders shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of the Merger Agreement; and the director(s) and officer(s) of the Surviving Corporation are fully authorized in the name of Old Medwave or otherwise to take any and all such action.

ARTICLE 6
Amendment or Abandonment

        Subject to applicable law, at any time prior to the Effective Time, the director(s) and officer(s) of Old Medwave or New Medwave may amend or abandon the Merger Agreement without the vote of the constituent stockholders.

ARTICLE 7
Conditions

        The respective obligations of Old Medwave and New Medwave to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of Old Medwave or New Medwave in its sole discretion to the extent permitted by law):

          (i)    Owners of two percent (2%) or more (rounded to the nearest one-thousandth) of the issued and outstanding shares of the Old Medwave Common Stock shall not have dissented nor invoked their appraisal rights; and

          (ii)  Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of the Old Medwave Board of Directors and the New Medwave Board of Directors, respectively, to be material to the consummation of the Merger shall have been obtained.

ARTICLE 8
Miscellaneous

        8.1.  Waivers. Any party, by written instrument signed by any duly authorized officer, may extend the time for the performance of any of the obligations or other acts of any other party hereto, and may waive compliance with any of the covenants or performance of any of the obligations of the other party contained in this Merger Agreement.

        8.2.  Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and entirely to be performed within such State.

        8.3.  Construction. The headings of the several Articles herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

        8.4  Counterparts. This Merger Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows Next]

        IN WITNESS WHEREOF, Old Medwave and New Medwave have caused this Merger Agreement to be executed by their duly authorized officers as of the day and year first above written.

Medwave, Inc, a Delaware corporation
By:	/s/ TIMOTHY J. O'MALLEY
Name: Timothy J. O'Malley
Title: President
Medwave, Inc., a Minnesota corporation
By:	/s/ TIMOTHY J. O'MALLEY
Name: Timothy J. O'Malley
Title: President

EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

MEDWAVE, INC.

ARTICLE I

        The name of the Corporation is Medwave, Inc.

ARTICLE II

        The address of the Corporation's registered office in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV
CAPITAL STOCK

        The total number of shares of capital stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, all of which shall be a class designated as common stock, par value $0.01 per share (the "Common Stock").

        The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A. COMMON STOCK

        (a)  the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the "Directors") and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote;

        (b)  dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board or any authorized committee thereof; and

        (c)  upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

ARTICLE V
INCORPORATOR

        The name and mailing address of the incorporator is as follows:

Timothy J. O'Malley
c/o Medwave, Inc.
435 Newbury Street, Suite 206
Danvers, Massachusetts 01923

ARTICLE VI
STOCKHOLDER ACTION

        1.    Action without Meeting. Except as otherwise provided herein, any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

        2.    Special Meetings. Except as otherwise required by statute, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VII
DIRECTORS

        1.    General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

        2.    Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the "By-laws") shall so provide.

        3.    Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The Directors shall be classified, with respect to the term for which they severally hold office, into three classes, as nearly equal in number as reasonably possible. The initial Class I Director of the Corporation shall be Norman Dann; the initial Class II Directors of the Corporation shall be William D. Corneliuson and Timothy J. O'Malley; and the initial Class III Directors of the Corporation shall be Frank A. Katarow and John L. Miclot. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2006, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2004, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2005. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

        4.    Vacancies. Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duly elected and qualified or until his or her earlier resignation or removal. When the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VII.3 hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

        5.    Removal. Any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the shares then entitled to vote at an election of Directors. At least forty-five (45) days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

ARTICLE VIII
LIMITATION OF LIABILITY

        A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

        Any repeal or modification of this Article VIII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person serving as a Director at the time of such repeal or modification.

ARTICLE IX
AMENDMENT OF BY-LAWS

        1.    Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

        2.    Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose as provided in the By-laws, by the affirmative vote of at least 75% of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION

        The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of voting stock is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of voting stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that the affirmative vote of not less than 75% of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of not less than 75% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article VI, Article VII, Article VIII, Article IX or Article X of this Certificate.

[End of Text]

        THIS CERTIFICATE OF INCORPORATION is executed as of this seventh day of April, 2003.

MEDWAVE, INC.
By:	/s/ TIMOTHY J. O'MALLEY Timothy J. O'Malley Incorporator

EXHIBIT C

BY-LAWS

OF

MEDWAVE, INC.

(the "Corporation")

ARTICLE I
Stockholders

        SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an "Annual Meeting") shall be held at the hour, date and place within or without the United States which is fixed by the Board of Directors, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen months after the Corporation's last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

        SECTION 2. Notice of Stockholder Business and Nominations.

  (a)
  Annual Meetings of Stockholders.

          (1)  Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an Annual Meeting (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this By-law. In addition to the other requirements set forth in this By-law, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.

          (2)  For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation's capital stock beneficially owned by such other stockholders; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (3)  Notwithstanding anything in the second sentence of paragraph (a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 85 days prior to the first anniversary of the preceding year's Annual Meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

  (b)
  General.

          (1)  Only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this By-law. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this By-law. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

          (2)  For purposes of this By-law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3)  Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

        SECTION 3. Special Meetings. Except as otherwise required by statute, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

        SECTION 4. Notice of Meetings; Adjournments. A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation's stock transfer books.

        Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

        Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

        The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder's notice under Section 2 of this Article I of these By-laws.

        When any meeting is convened, the presiding officer may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the "Certificate") or these By-laws, is entitled to such notice.

        SECTION 5. Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 5 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

        SECTION 6. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by §212(c) of the Delaware General Corporation Law ("DGCL"). Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by §212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

        SECTION 7. Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

        SECTION 8. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation's transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least 10 days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

        SECTION 9. Presiding Officer. The Chairman of the Board, if one is elected, or if not elected or in his or her absence, the President, shall preside at all Annual Meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 5 and 6 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

        SECTION 10. Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II
Directors

        SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

        SECTION 2. Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.

        SECTION 3. Qualification. No director need be a stockholder of the Corporation.

        SECTION 4. Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.

        SECTION 5. Removal. Directors may be removed from office in the manner provided in the Certificate.

        SECTION 6. Resignation. A director may resign at any time by giving written notice to the Chairman of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

        SECTION 7. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

        SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

        SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if faxed, telexed or telecopied, or when delivered to the telegraph company if sent by telegram.

        A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

        SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 9 of this Article II. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

        SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these By-laws.

        SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

        SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

        SECTION 14. Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect from its number one or more committees, including, without limitation, an Executive Committee, a Compensation Committee, a Nominating Committee, a Stock Option Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.

        SECTION 15. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III
Officers

        SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairman of the Board of Directors, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

        SECTION 2. Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

        SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine.

        SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these By-laws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

        SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

        SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

        SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

        SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

        SECTION 9. President. The President shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation's business. If there is no Chairman of the Board or if he or she is absent, the President shall preside, when present, at all meetings of stockholders and of the Board of Directors. The President shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

        SECTION 10. Chairman of the Board. The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

        SECTION 11. Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

        SECTION 12. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

        SECTION 13. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors, the President or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors, the President or the Chief Executive Officer.

        Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors, the President or the Chief Executive Officer may from time to time designate.

        SECTION 14. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors, the President or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities.

        Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors, the President or the Chief Executive Officer may from time to time designate.

        SECTION 15. Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors, the President or the Chief Executive Officer.

ARTICLE IV
Capital Stock

        SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board of Directors, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation's officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

        SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

        SECTION 3. Record Holders. Except as may otherwise be required by law, by the Certificate or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

        SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V
Indemnification

        SECTION 1. Definitions. For purposes of this Article:

        (a)  "Corporate Status" describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, or (iii) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), an Officer or Director of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, "Corporate Status" shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger, other than the merger with Medwave, Inc., a Minnesota corporation, or consolidation transaction with the Corporation with respect to such person's activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

        (b)  "Director" means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

        (c)  "Disinterested Director" means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

        (d)  "Expenses" means all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

        (e)  "Non-Officer Employee" means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

        (f)    "Officer" means any person who serves or has served the Corporation as an officer appointed by the Board of Directors of the Corporation;

        (g)  "Proceeding" means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

        (h)  "Subsidiary" shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

        SECTION 2. Indemnification of Directors and Officers. Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Director or Officer or on such Director's or Officer's behalf in connection with any threatened, pending or completed Proceeding or any claim, issue or matter therein, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director's or Officer's Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding was authorized by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce an Officer or Director's rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

        SECTION 3. Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Non-Officer Employee or on such Non-Officer Employee's behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee's Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors of the Corporation.

        SECTION 4. Good Faith. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested

Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

        SECTION 5. Advancement of Expenses to Directors Prior to Final Disposition.

        (a)  The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director's Corporate Status within ten (10) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce Director's rights to indemnification or advancement of Expenses under these By-laws.

        (b)  If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within 10 days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to the action and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

        (c)  In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.

        SECTION 6. Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

        (a)  The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer and Non-Officer Employee in connection with any Proceeding in which such is involved by reason of the Corporate Status of such Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer and Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

        (b)  In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.

        SECTION 7. Contractual Nature of Rights.

        (a)  The foregoing provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

        (b)  If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within 60 days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to the action and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

        (c)  In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.

        SECTION 8. Non-Exclusivity of Rights. The rights to indemnification and advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

        SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person's Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

        SECTION 10. Other Indemnification. The Corporation's obligation, if any, to indemnify any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise.

ARTICLE VI
Miscellaneous Provisions

        SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

        SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

        SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is

elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or Executive Committee may authorize.

        SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation.

        SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

        SECTION 6. Corporate Records. The original or attested copies of the Certificate, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

        SECTION 7. Certificate. All references in these By-laws to the Certificate shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

        SECTION 8. Amendment of By-laws.

        (a)  Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

        (b)  Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose, by the affirmative vote of at least 75% of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Certificate, these By-laws, or other applicable law.

        SECTION 9. Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

        SECTION 10. Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver.

Adopted April 7, 2003.

EXHIBIT D

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

        SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

          (a)  An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

            (1)  alters or abolishes a preferential right of the shares;

            (2)  creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

            (3)  alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than, shares;

            (4)  excludes or limits the right of a shareholder to vote on a matter or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

          (b)  A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

          (c)  A plan on merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3 and except for a plan of merger adopted under section 302A.626;

          (d)  A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

          (e)  Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

        SUBD. 2. BENEFICIAL OWNERS.

          (a)  A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

          (b)  A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

        SUBD. 3. RIGHTS NOT TO APPLY.

          (a)  Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger, with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

          (b)  If a date is fixed according to Section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the dated fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

        SUBD. 4. OTHER RIGHTS.

        The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

        SUBDIVISION 1. DEFINITIONS.

          (a)  For purposes of this section, the terms defined in this subdivision have the meanings given them.

          (b)  "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

          (c)  "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

          (d)  "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

        SUBD. 2. NOTICE OF ACTION.

        If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

        SUBD. 3. NOTICE OF DISSENT.

        If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under Section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

        SUBD. 4. NOTICE OF PROCEDURE, DEPOSIT OF SHARES.

          (a)  After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

            (1)  The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

            (2)  Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

            (3)  A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

            (4)  A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

          (b)  In order to receive the fair value of the share, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

        SUBD 5. PAYMENT; RETURN OF SHARES.

          (a)  After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

            (1)  The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

            (2)  An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

            (3)  A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

          (b)  The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

          (c)  If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

        SUBD. 6. SUPPLEMENTAL PAYMENT, DEMAND.

        If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

        SUBD 7. PETITION, DETERMINATION.

        If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

        SUBD. 8. COSTS, FEES; EXPENSES.

          (a)  The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

          (b)  If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

          The court may award, in its discretion, fees and expenses to any attorney for the dissenters out of the amount awarded to the dissenters, if any.

COMPANY # CONTROL #

There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 11:00 a.m. (CT) on April 29, 2003.
•
You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.
•
Follow the simple instructions the Voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to MEDWAVE, INC., c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone, please do not mail your Proxy Card
\/ Please detach here \/

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	Election of directors: 01 Norman Dann (class III three year term)	☐	Vote FOR	☐	Vote WITHHELD

2.	To approve a reorganization of the Company to change its state of incorporation from Minnesota to Delaware	☐	For	☐	Against	☐	Abstain

3.	To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box Indicate changes below: ☐			Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

MEDWAVE, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, April 30, 2003
at 10 am (ET)

Goodwin Procter, LLP
Exchange Place
Boston, Massachusetts 02109

Medwave, Inc 435 Newbury Street-Suite 206 Danvers, MA 01923	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 30, 2003.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Tim O'Malley and William Corneliuson, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

QuickLinks

PROPOSAL 1 ELECTION OF A CLASS OF DIRECTORS
STOCK PERFORMANCE GRAPH
PROPOSAL 2 REINCORPORATION BY MERGER FROM MINNESOTA TO DELAWARE
OTHER MATTERS
EXHIBIT A MERGER AGREEMENT AGREEMENT AND PLAN OF MERGER
RECITALS
ARTICLE 1 The Merger
ARTICLE 2 Charter; Bylaws
ARTICLE 3 Board of Directors and Officers
ARTICLE 4 Conversion and Exchange of Shares
ARTICLE 5 Further Assurances
ARTICLE 6 Amendment or Abandonment
ARTICLE 7 Conditions
ARTICLE 8 Miscellaneous
EXHIBIT B CERTIFICATE OF INCORPORATION OF MEDWAVE, INC.
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV CAPITAL STOCK
ARTICLE V INCORPORATOR
ARTICLE VI STOCKHOLDER ACTION
ARTICLE VII DIRECTORS
ARTICLE VIII LIMITATION OF LIABILITY
ARTICLE IX AMENDMENT OF BY-LAWS
ARTICLE X AMENDMENT OF CERTIFICATE OF INCORPORATION
EXHIBIT C BY-LAWS OF MEDWAVE, INC. (the "Corporation")
ARTICLE I Stockholders
ARTICLE II Directors
ARTICLE III Officers
ARTICLE IV Capital Stock
ARTICLE V Indemnification
ARTICLE VI Miscellaneous Provisions
EXHIBIT D 302A.471. RIGHTS OF DISSENTING SHAREHOLDERS